As filed with the Securities and Exchange Commission on May 26, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 23, 2017

B&G Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Four Gatehall Drive, Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 401-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of B&G Foods held on May 23, 2017, our stockholders approved the amendment and restatement of our 2008 Omnibus Incentive Compensation Plan, renamed the Omnibus Incentive Compensation Plan (which we refer to herein as the Omnibus Plan).   Upon the recommendation of our compensation committee, our board of directors had previously adopted the Omnibus Plan, subject to stockholder approval.  The amendment and restatement (1) extends the term of the Omnibus Plan until May 23, 2027, (2) limits the number of shares of our common stock available for awards that may be granted to any one non-employee director during any fiscal year to $500,000 in total value, (3) clarifies that unrestricted stock awards may be granted under the Omnibus Plan, and (4) makes other clarifying and administrative amendments.

The Omnibus Plan is described in Proposal No.  5 in our proxy statement for the 2017 annual meeting of stockholders filed with the SEC on April 6, 2017.  The descriptions of the Omnibus Plan contained in this report and in the proxy statement are qualified in their entirety by reference to the full text of the Omnibus Plan, which is attached to the proxy statement as Annex A and is incorporated by reference herein.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

B&G Foods’ annual meeting of stockholders was held on May 23, 2017.  The matters voted upon and the results of the voting were as follows:

Proposal No. 1:    The stockholders elected eight directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Director Nominee	For	Against	Abstain	Broker Non-Votes
DeAnn L. Brunts	49,460,489	266,505	129,449	12,923,901
Robert C. Cantwell	49,385,176	347,699	123,568	12,923,901
Charles F. Marcy	49,468,046	261,478	126,919	12,923,901
Dennis M. Mullen	49,259,489	467,909	129,045	12,923,901
Cheryl M. Palmer	49,411,667	320,012	124,764	12,923,901
Alfred Poe	49,255,651	472,304	128,488	12,923,901
Steven C. Sherrill	49,265,013	461,481	129,949	12,923,901
David L. Wenner	49,350,016	374,594	131,833	12,923,901

Proposal No. 2:  The stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our 2017 annual meeting proxy statement.

For	Against	Abstain	Broker Non-Votes
48,303,517	1,276,059	276,867	12,923,901

Proposal No. 3:  The stockholders approved, on an advisory basis, having an advisory vote on named executive officer compensation every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
41,519,172	286,902	7,831,833	218,536	12,923,901

In accordance with the board of directors’ recommendation and the voting results on this advisory proposal, the board has determined that B&G Foods will continue to hold an advisory vote on named executive officer compensation every year.

Proposal No. 4:  The stockholders approved a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2017 (fiscal 2017).

For	Against	Abstain	Broker Non-Votes
62,073,766	544,586	161,992	—

Proposal No. 5:  The stockholders approved the amended and restated Omnibus Plan.

For	Against	Abstain	Broker Non-Votes
48,076,094	1,452,391	327,958	12,923,901

Item 9.01.  Financial Statements and Exhibits.

(d)Exhibits.

Pril
10.1

B&G Foods, Inc. Omnibus Incentive Compensation Plan, as amended and restated on May 23, 2017 (filed as Annex A to B&G Foods’ Definitive Proxy Statement on Schedule 14A, filed on April 6, 2017, and incorporated by reference herein).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: May 26, 2017	By:	/s/ Scott E. Lerner
Scott E. Lerner
Executive Vice President,
General Counsel and Secretary